Exhibit 10.3

EXHIBIT B

Guaranty

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of October 31, 2024, by VivaVentures Management Company, Inc., a Nevada corporation, VivaVentures Oil Sands, Inc., a Utah corporation, Silver Fuels Delhi, LLC, a Louisiana limited liability company, White Claw Colorado City LLC, a Texas limited liability company, VivaVentures Remediation Corporation, a Texas corporation, VivaVentures Energy Group, Inc., a Nevada corporation, Endeavor Crude, LLC, a Texas limited liability company, Meridian Equipment Leasing LLC, a Texas limited liability company and Silver Fuels Processing LLC, a Texas limited liability company (each, a “Guarantor” and, collectively, the “Guarantors”), in favor of Cedarview Capital Management, LLC, a Delaware limited liability company (the “Agent”) on behalf of the lenders under the Loan Agreement (as defined below) (including their respective successors, transferees and assigns, collectively, “Lenders”; each individually, a “Lender”).

RECITALS:

WHEREAS, Lenders, Agent, the Guarantors and Vivakor, Inc., a Nevada corporation (the “Borrower”), have entered into that certain Loan and Security Agreement, dated as of the date hereof (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of Borrower’s obligations under the Loan Documents (said obligations being referred to herein as the “Obligations”), all capitalized terms used and not defined in this Guaranty shall have the meaning given to such terms in the Loan Agreement, and this Guaranty is one of the Loan Documents described in the Loan Agreement;

WHEREAS, each Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lenders’ making of the Obligations to Borrower;

WHEREAS, the Obligations are evidenced by those certain promissory notes executed by Borrower and payable to the order of a Lender (such promissory notes, as they may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, collectively, the “Note”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lenders to extend credit to Borrower, each Guarantor hereby jointly and severally guarantees to Agent on behalf Lenders, the prompt and full payment and performance of the Guaranteed Obligations of Borrower (defined below), this Guaranty being upon the following terms and conditions:

1. Guaranteed Obligations of Borrower. Each Guarantor hereby unconditionally and irrevocably jointly and severally with the other Guarantors guarantees to Agent on behalf of Lenders the punctual payment when due, and not merely the collectability, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter the payment of the Guaranteed Obligations of Borrower. As used herein, the term “Guaranteed Obligations of Borrower” shall mean: (i) any and all interest payments for which Borrower shall be liable to Lenders pursuant to the Loan Documents and (ii) upon the occurrence of a Guarantor Recourse Event (as defined below), any and all obligations (including, without limitation, payment of the Debt (as defined below) in full) and liabilities of Borrower for which Borrower shall be liable to Agent and/or Lender pursuant the Loan Agreement. As used herein, the term “Guarantor Recourse Event” shall mean: (i) the first time a monthly payment of Cash Interest due pursuant to the Loan Documents is not paid in full when due, and not cured within any applicable grace or cure period; (ii) the first time any fee payable to the Agent or Lender pursuant to the Loan Documents is not paid in full when due, and not cured within any applicable grace or cure period; (iii) the first time the Minimum Interest is not paid in full when due, and not cured within any applicable grace or cure period; (iv) the dissolution, bankruptcy and/or insolvency of any Guarantor or the Borrower; (v) fraud or material intentional misrepresentation by the Borrower or any Guarantor or any of their respective principals (if any) or (vi) the Borrower or any Guarantor or any of their respective principals (if any) hindering or contesting (except by way of raising any good faith defenses), or causing another person or entity to hinder or contest, Agent’s exercise of its remedies under the Loan Documents.

2. Certain Agreements and Waivers by Guarantors.

(a) Each Guarantor hereby agrees that each of the following shall constitute “Events of Default” hereunder (i) the occurrence of a default by any Guarantor in payment of the Guaranteed Obligations of Borrower, or any part thereof, when such indebtedness becomes due, and the applicable grace or cure period had expired, and (ii) the dissolution, bankruptcy and/or insolvency of any Guarantor.

(b) Upon the occurrence of any Event of Default hereunder, the Guaranteed Obligations of Borrower, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Agent. Each Guarantor shall, on written demand, pay the Guaranteed Obligations of Borrower to Agent. It shall not be necessary for Agent, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Borrower or others liable for the Obligations together with all interest accrued and unpaid thereon and all other sums due to Agent and/or Lender in respect of the Obligations pursuant to the Loan Documents (the “Debt”), (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Borrower or any others liable for the payment or performance of the Guaranteed Obligations of Borrower or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Obligations of Borrower.

(c) In the event any payment by Borrower or any other Person to Agent or Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Agent or any Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Agent or any such Lender, as applicable, shall not constitute a release of any Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Agent or such Lender of this Guaranty or of any Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Agent or any Lender, as applicable, or paid by Agent or Lender, as applicable, to another Person (which amounts shall constitute part of the Guaranteed Obligations of Borrower), and any interest paid by Agent or any Lender and any attorneys’ fees, costs and expenses paid or incurred by Agent or Lender in connection with any such event. If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by any Guarantor on demand by Agent.

3. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to any Guarantor:

(a) indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations of Borrower and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations of Borrower;

(b) No Guarantor shall be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to any Guarantor until the Guaranteed Obligations of Borrower have been fully and finally paid and performed except as otherwise set forth in the Loan Agreement;

(c) Each Guarantor hereby assigns and grants to Agent on behalf of Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to such Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Agent shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing hereunder or under any of the other Loan Documents), dividends and payments that are payable upon any obligation of Borrower to a Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations of Borrower have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, a Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 3, such Guarantor shall pay the same to Agent immediately, such Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Agent and shall have absolutely no dominion over the same except to pay it immediately to Agent; and

(d) Each Guarantor shall promptly upon request of Agent from time to time execute such documents and perform such acts as Agent may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

4. Other Liability of Guarantor or Borrower. If any Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Agent or Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and Lender hereunder shall be cumulative of any and all other rights that Agent and Lender may have against such Guarantor.

5. Assignment by Agent. This Guaranty is for the benefit of Agent and Lender and their successors and assigns, and in the event of an assignment of the Guaranteed Obligations of Borrower, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations of Borrower so assigned, may be transferred with such Guaranteed Obligations of Borrower. Each Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations of Borrower, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

6. Binding Effect. This Guaranty is binding not only on each Guarantor, but also on each of the Guarantor’s respective successors and assigns. Without limitation of any other term, provision or waiver contained herein, each Guarantor hereby acknowledges and agrees that he or she, as applicable, has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Obligations of Borrower).

7. Nature of Guaranty. Each Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that each Guarantor is jointly and severally with the other Guarantors liable hereunder as a primary obligor, (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Obligations of Borrower and the Debt, (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) Agent or Lenders’ enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any).

8. Governing Law. The governing law and related provisions set forth in Section 10.11 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein (with the Guarantors substituted in all places where Borrower appears thereunder) and shall be deemed fully applicable to each Guarantor hereunder. Each Guarantor hereby certifies that it or he has received and reviewed the Loan Agreement (including, without limitation, Section 10.11 thereof). In the event of any conflict or inconsistency between the terms and conditions thereof and this Section 8, this Section 8 shall control.

9. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable legal requirements.

10. Attorneys’ Fees, Costs and Expenses of Collection. The Guarantors jointly and severally agree to pay on demand all attorneys’ fees, costs and expenses and all other costs and expenses incurred by Agent and/or Lenders in the enforcement of or preservation of Agent and Lenders’ rights under this Guaranty including, without limitation, all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor. Each Guarantor jointly and severally with the other Guarantors agrees to pay interest on any expenses or other sums due to Agent and Lenders under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Loan Agreement. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations of Borrower.

11. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

12. Controlling Agreement. It is not the intention of Agent, Lenders or any Guarantor to obligate any Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable legal requirements. Should it be determined that any portion of the Guaranteed Obligations of Borrower or any other amount payable by any Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that such Guarantor, in such Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable legal requirements, the obligation of such Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable legal requirements.

13. Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notices to any Guarantor shall be addressed as follows:

Guarantor

c/o Vivakor, Inc.
5220 Spring Valley Road, Suite 500

Dallas, TX 75242
Telephone: 318 469 3084

E-mail: jballengee@vivakor.com

14. Cumulative Rights. The exercise by Agent or Lenders of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Agent and Lenders shall have all rights, remedies and recourses afforded to Agent and Lenders by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against any Guarantor or others obligated for the Guaranteed Obligations of Borrower, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Agent or Lenders, as applicable, (c) may be exercised as often as occasion therefor shall arise, it being agreed by each Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of any Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Agent or Lenders shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on any Guarantor in any case shall of itself entitle such Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Agent or Lenders with respect hereto, or any default or breach, can be waived, nor can this Guaranty or any Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to such Guarantor, by Agent.

15. Subrogation. Notwithstanding anything to the contrary contained herein, (a) no Guarantor shall have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligations of Borrower, until the Guaranteed Obligations of Borrower have been fully and finally paid, and (b) if any Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then such Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Agent), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that no Guarantor shall be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that either one of the Borrower or a Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Term Loan as evidenced by the Note to Borrower.

16. Further Assurances. Each Guarantor at such Guarantor’s expense will promptly execute and deliver to Agent upon Agent’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of such Guarantor under this Guaranty.

17. No Fiduciary Relationship. The relationship between Agent and Lenders, respectively, and each Guarantor, is solely that of lender and guarantor. Neither Agent nor any Lender has a fiduciary or other special relationship with or duty to any Guarantor and none are created hereby or may be inferred from any course of dealing or act or omission of Agent or any Lender.

18. Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Agent may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Loan Agreement and/or applicable legal requirements with respect to the Collateral or any other Loan Documents.

19. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of each Guarantor’s obligations hereunder.

20. Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

21. Entire Agreement. This Guaranty embodies the entire agreement between Agent, and Lenders, respectively, and each Guarantor with respect to the guaranty by such Guarantor of the Guaranteed Obligations of Borrower. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by each Guarantor of the Guaranteed Obligations of Borrower. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective as to each Guarantor upon execution by such Guarantor and delivery to Agent. This Guaranty may not be modified, amended or superseded except in a writing signed by Agent and each Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

22. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH SUCH GUARANTOR AND AGENT AND/OR LENDERS MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH GUARANTOR, AND EACH GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT OR HE HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF HIS OR HER OWN FREE WILL, AS APPLICABLE, AND THAT HE OR SHE, AS APPLICABLE HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

23. Consent to Jurisdiction. Each Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of the federal and state courts located in the State of Utah over any suit, action or proceeding arising out of, or relating to, this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that such Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each Guarantor and may be enforced in any court in which such Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon a Guarantor as provided in the Loan Documents or as otherwise permitted by applicable legal requirements. Each Guarantor hereby releases, to the extent permitted by applicable legal requirements, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which such Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted. The authority and power to appear for and enter judgment against a Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Agent shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant.

24. Waivers.

(a) Each Guarantor hereby agrees that neither Agent’s nor Lenders’ rights or remedies nor such Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and each Guarantor hereby waives any rights or protections related to):

(i) any limitation of liability or recourse in any other Loan Document or arising under any law;

(ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;

(iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations of Borrower;

(iv) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations of Borrower, including any impairment of a Guarantor’s recourse against any Person or collateral;

(v) whether express or by operation of law, any partial release of the liability of a Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Agent or Lenders covering all or any part of the Guaranteed Obligations of Borrower, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations of Borrower;

(vi) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, amalgamation, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations of Borrower;

(vii) either with or without notice to or consent of a Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations of Borrower and/or any of the Loan Documents;

(viii) any neglect, lack of diligence, delay, omission, failure, or refusal of Agent or Lenders to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations of Borrower, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations of Borrower;

(ix) any failure of Agent or Lenders to notify a Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations of Borrower or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Agent or Lenders against Borrower or any security or other recourse, or of any new agreement between Agent or Lenders and Borrower, it being understood that neither Agent nor Lenders shall not be required to give a Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations of Borrower, any and all rights to notice a Guarantor may have otherwise had being hereby waived by each Guarantor, and each Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and each Guarantor acknowledges and agrees that neither Agent nor Lenders shall have no duty to notify any Guarantor of any information which Agent or Lenders may have concerning Borrower;

(x) if for any reason Agent or any Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations of Borrower or pay the amount thereof to someone else;

(xi) the making of advances by Agent or any Lender to protect its interest in the Collateral, preserve the value of the Collateral or for the purpose of performing any term or covenant contained in any of the Loan Documents;

(xii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that a Guarantor may at any time have against the Borrower, Agent, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document;

(xiii) the unenforceability of all or any part of the Guaranteed Obligations of Borrower against Borrower, whether because the Guaranteed Obligations of Borrower exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations of Borrower, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower have any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that each Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations of Borrower, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations of Borrower);

(xiv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations of Borrower, whether or not consented to by Agent or Lenders; and/or

(xv) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents).

(xvi) This Guaranty shall be effective as a waiver of, and each Guarantor hereby expressly waives:

(xvii) any and all rights to which a Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Agent or Lenders to take prior recourse or proceedings against any collateral, security or Person whatsoever;

(xviii) any other circumstance that may constitute a defense of Borrower or a Guarantor hereunder and/or under the other Loan Documents; and

(xix) any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

25. Representations, Warranties and Covenants of Each Guarantor. Each Guarantor hereby makes the following representations, warranties and covenants (each of which shall remain materially true and correct during the term hereof):

(a) This Guaranty and the other Loan Documents to which a Guarantor is a party constitutes when delivered, valid and binding obligations of such Guarantor, enforceable in accordance with their respective terms;

(b) There is no existing event of default, and no event has occurred which with the passage of time or the giving of notice or both will constitute an event of default, under any agreement to which such Guarantor is a party, the effect of which event of default will impair performance by such Guarantor of such Guarantor’s obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof (i) will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or (ii) will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of such Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which such Guarantor is a party or by which such Guarantor or any of such Guarantor’s property may be subject, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect, is valid and sufficient therefor and has been approved in writing by Agent;

(c) There are no actions, suits or proceedings pending or threatened against such Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by such Guarantor of such Guarantor’s obligations pursuant to and as contemplated by the terms and provisions of this Guaranty;

(d) Neither this Guaranty nor any document, financial statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Agent and/or Lenders by such Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty; and

(e) Each of the representations and covenants of and/or relating to such Guarantor set forth in the other Loan Documents are hereby re-made by such Guarantor and incorporated herein by reference as if fully set forth herein.

26. Financial Covenants of Guarantor.

(a) Each Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) shall permit Agent and any authorized representatives of Agent to have access to and to inspect, examine and make copies of the books and records, any and all financial accounts, financial data and other documents of such Guarantor, at all reasonable times, during normal business hours, at such Guarantor’s address for notices as set forth herein upon the giving of reasonable notice of such intent. Each Guarantor shall also provide to Agent, upon Agent’s reasonable request, such proofs of payments, costs, expenses, revenues and earnings, and other documentation as Agent may reasonably request, from time to time, and with such other information, in such detail as may reasonably be required by Agent.

(b) On the date hereof and immediately following the effectiveness of this Guaranty, each Guarantor will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to each Guarantor on a particular date, that on such date (A) the present fair market value (or present fair saleable value) of the assets of such Guarantor are not less than the total amount required to pay the probable liabilities of such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) such Guarantor is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) such Guarantor is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Guarantor is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

27. Replacement Guarantors. The death or incompetency of a Guarantor shall be an Event of Default hereunder (a “Specified EOD”) unless such Guarantor is replaced in accordance with this Section 27. In connection with the occurrence of a Specified EOD, Borrower shall be permitted to substitute a replacement guarantor and no “Event of Default” shall be deemed to have occurred hereunder as a result thereof, provided, that (a) no other Event of Default hereunder or under and as defined in the Loan Agreement has occurred and is then continuing and (b) each of the following terms and conditions are satisfied (i) within thirty (30) days after the occurrence of such death or incompetency, Borrower deliver Agent written notice of its intent to substitute the guarantor; (ii) the replacement guarantor is a Satisfactory Replacement Guarantor (as defined below); (iii) within fifteen (15) days after delivery of the written notice described in the preceding subclause (i), such Satisfactory Replacement Guarantor assumes the obligations of the replaced Guarantor hereunder and under the other Loan Documents in a manner reasonably acceptable to Agent; (iv) concurrently with such assumption, (A) such Replacement Guarantor delivers to Agent a Spousal Consent (as defined below), as and to the extent applicable and (B) Borrower and such Replacement Guarantor affirms each of their respective obligations under the Loan Documents in a manner reasonably acceptable to Agent; and (v) prior to or concurrently with such assumption, as applicable, Agent receives such information, documentation and opinions as may be required by Agent in connection with such assumption and the foregoing in order to be reasonably acceptable to Agent). As used herein, the term “Satisfactory Replacement Guarantor” shall mean a replacement guarantor that (1) is reasonably acceptable to Agent and (2) is an Affiliate of Borrower.

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IN WITNESS WHEREOF, the Guarantors have duly executed this Guaranty under as of the date first written above.

GUARANTORS:

VIVAVENTURES MANAGEMENT COMPANY, INC., a Nevada corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAVENTURES OIL SANDS, INC., a Utah corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

SILVER FUELS DELHI, LLC, a Louisiana limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

WHITE CLAW COLORADO CITY LLC, a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

VIVAVENTURES ENERGY GROUP, INC., a Nevada corporation

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

ENDEAVOR CRUDE, LLC, a Texas limited liability

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

MERIDIAN EQUIPMENT LEASING LLC, a Texas limited liability company,

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO

SILVER FUELS PROCESSING LLC, a Texas limited liability company

By: VIVAKOR ADMINISTRATION, LLC,
a Texas limited liability company, its Manager

By:
Name:	James Ballengee
Title:	Chairman, President, & CEO